Exhibit 99.2

FINANCIAL RESULTS AND COMPANY OVERVIEW 2019 Second-Quarter Performance September 10th, 2019

Disclaimer Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended February 3, 2019, filed on March 19, 2019 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be found at the SEC’s website, www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Estimates for taxes, Net sales, Net income, Net income per diluted share, Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share and Free cash flow are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end and year-end adjustments. Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt and Free cash flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements presented herein. Additional information regarding Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt and Free cash flow referred to in this presentation is included at the end of this presentation under “Capital Structure Overview,” “Reconciliation of Non-GAAP Measures” and “Reconciliation of Forecasted Range.”

Q2’19 Execution Highlights Focused on Controllable Execution 1 See appendix slides 17 and 18 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Net Income per Diluted Share 2 Free Cash Flow is defined as LTM Operating Cash Flow of $684M, Less Capital Expenditures of $122M Note: “VPY” denotes Versus Prior Year, “LTM” denotes Last Twelve Months 1.5% Net Sales Growth VPY Operating Income Flat VPY 3% Net Income Growth VPY 1% Decline in Adjusted EBITDA1 VPY 11% Net Income per Diluted Share Growth VPY 9% Adjusted Net Income per Diluted Share1 Growth VPY $562M LTM Free Cash Flow2

Markets Remain Productive but Growth Rates Slowing Q2’19 Impacted by Cooler Weather Topics of Recent Investor Interest Topic Consideration 3. HVAC Performance 2. Atlanta Distribution Center 4. Construction End Markets Recovery as Expected Focused on Shareholder Value Maintain Gross Margin Dollars; Potential Impact to Gross Margin Rates Tariffs on Chinese Imports

Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % ($ in millions, except per share data) 1 See appendix slides 17 and 18 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Net Income per Diluted Share Q2’18 Adj. EBITDA1 VPY Adj. Net Income1 Q2’19 Per Diluted Share1 +$24 Net Income Per Diluted Share +1.5% Net Sales Growth VPY Q2’19 Financial Results +1.5% $622 $633 +2% 38.9% 39.0% +10 BPs $211 $211 -- 13.2% 13.0% -20 BPs $131 $135 +3% $0.71 $0.79 +11% $246 $244 -1% 15.4% 15.0% -40 BPs $182 $183 +1% $0.99 $1.08 +9% $1,600 $1,624 Net Sales

Organic Growth in Both Business Units Q2’19 Segment Performance Q2’19 Adj. EBITDA $149 $95 Net Sales Q2’18 $150 VPY +1% -1% VPY +2% -1% $96 Q2’19 Q2’18 $781 $820 $830 organic $795 ($ in millions)

Q2’19 Taxes and Cash Flow ~$37M in Tax-affected State NOLs1 Cash Taxes $6M in Q2’19 $24-$25M Estimated in Q3’19 $53M-$58M Estimated in FY’19 Effective Rate ~26% for Q2’19 Expected 26% for FY’19 $2.1B Net Debt2 at the End of Q2’19 2.4x Net Debt to LTM Adj. EBITDA $562M Q2’19 LTM Free Cash Flow3 $28M of Capital Expenditures in Q2’19 Note: Contains forward-looking information; please see Disclaimer on slide 2 1 Net Operating Loss Carryforwards 2 Reconciled on slide 14 3 Free Cash Flow is defined as LTM Operating Cash Flow of $684M, Less Capital Expenditures of $122M Taxes Cash Flow Future Cash Tax Payments Approximately Equal Tax Provision

+1.5% Q2’19 Average Daily Sales Growth Q2’19 Monthly Average Daily Sales (%) Aug. (Preliminary) May Jun. Jul. Q2’19 HD Supply Average Daily Sales Growth VPY Note: Contains forward-looking information; please see Disclaimer on slide 2 Q3’19 Facilities Maintenance 6.3% (2.4%) 7.4% 2.2% 6.1% 3.0% 6.0% 1.2% Construction & Industrial 34.5% 2.8% 33.3% 1.7% 33.4% 1.0% 33.1% 2.0% HD Supply Net Sales $488 $464 $486 $521 $626 $639 $513 $521 ’19 Selling Days 19 20 24 20 ’18 Selling Days 20 19 24 20 ’17 Selling Days 20 19 24 20 Total Prior Year ADS Organic Prior Year ADS Total Current Year ADS 1.6% 18.7% 0.2% 18.7% 1.9% 17.8% 2.1% 17.7% 1.6% 10.6% 10.4% 9.7% 9.9%

~1 to 2% End Market Growth for FY’19 FY’19 End Market Preliminary Outlook “Living Space” MRO Residential Construction Primary End Market Non-Residential Construction ~1 to 2% FY’19 End Market Estimates1 Down Low Single Digits to Flat Current View as of September ’19 1% to 2% 1 Management estimate; end market growth based on multiple quantitative and qualitative inputs Note: Contains forward looking information; please see Disclaimer on slide 2 Up Low Single Digits

Current Outlook Summary HD Supply Current Outlook 1 Full year growth rates adjusted for fiscal 2018’s 53rd Week by subtracting $104 million in sales, $10 million in Net income, $13 million in Adjusted EBITDA and $13 million in Adjusted Net Income 2 Assumes a fully diluted weighted average share count of 166 million for the third-quarter of fiscal 2019 and 168 million for the full-year fiscal 2019 (amounts in millions, except per share amounts) Note: Contains forward looking information; please see Disclaimer on slide 2. Forecasted reconciliation of Non-GAAP Measures: Net income to Adjusted EBITDA, Net income to Adjusted net income and Net Income per diluted share to Adjusted Net come per diluted share can be found on slides 19 and 20 Low End High End Low End High End Net Sales $1,620 $1,670 $6,100 $6,200 3% at FY’19 Midpoint VPY¹ Net Income 130 142 450 472 20% at FY’19 Midpoint VPY¹ Adjusted EBITDA 240 255 855 885 1% at FY’19 Midpoint VPY¹ Net Income per Share - Diluted² $0.78 $0.86 $2.68 $2.81 29% at FY’19 Midpoint VPY¹ Adjusted Net Income per Share - Diluted² $0.96 $1.05 $3.45 $3.60 6% at FY’19 Midpoint VPY¹ Q3’19 FY’19

Q&A Q&A

Concluding Remarks One Team, Driving Customer Success and Value Creation Recap of Q2’19 1.5% Net Sales Growth VPY 3% Net Income Growth VPY 11% Net Income per Diluted Share Growth VPY 9% Adjusted Net Income per Diluted Share Growth1 VPY Deliver on Customer Promise Through a Volatile Environment 1 See appendix slides 17 and 18 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Net Income per Diluted Share

Q&A APPENDIX

~$1.7B Net Debt Capital Structure Overview Debt as of Aug. 4, 2019 Senior ABL Facility Term B-5 Loans Oct. 2018 Senior Unsecured Notes Outstanding Debt4 Less: Cash and Cash Equivalents Net Debt Balance Maturity 1 Represents the stated rate of interest, without including the effect of discounts or interest rate swaps 2 Subject to applicable redemption price terms 3 Ratings per Moody’s Investor’s Service (“Moody’s”) and S&P Global Ratings (“S&P”). Corporate family ratings shown for Outstanding Debt. 4 Excludes unamortized discounts of $3 and unamortized deferred financing costs of $20 ($ in millions) Interest Rate1 Soft Call Date2 3.55% 3.98% 5.375% 4/5/22 10/17/23 10/15/26 n/a Now 10/15/21 Plus: Letters of Credit $284 750 $2,082 (41) $2,096 1,062 27 Moody’s / S&P3 Not Rated, BBB– Ba1, BBB– Ba2, BB– Ba1 Stable, BB+ Stable

$521M Preliminary August Sales Monthly Net Sales ($) Facil. Maint. Const. & Ind. ’19 Selling Days ’18 Selling Days ($ in millions) HD Supply Net Sales (Preliminary) FY’18 1 Inorganic Sales in March 2019 Represent $1 million 2 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward-looking information; please see Disclaimer on slide 2 FY’19 ’17 Selling Days $263 $245 $302 $211 $227 $298 $225 $238 $309 $228 $268 $334 $266 $250 $237 $316 $215 $228 $268 $198 $222 $301 $237 $253 $305 $256 Total Net Sales Organic Net Sales 1 20 19 25 18 19 24 20 20 25 19 20 24 20 20 19 25 18 20 282 20 20 25 20 19 24 20 20 19 25 18 20 23 20 20 25 20 19 24 20 $513 $481 $618 $426 $455 $565 $423 $460 $610 $464 $521 $639 $521 $479 $447 $573 $397 $427 $535 $400 Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug.

20 19 25 18 19 24 20 20 25 19 20 24 20 20 19 25 18 20 282 20 20 25 20 19 24 20 20 19 25 18 20 23 20 20 25 20 19 24 20 +1.6% Preliminary Organic Average Daily Sales Growth in August Average Daily Sales – Organic1 (VPY%) HD Supply Organic Average Daily Sales Growth VPY1 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days 2 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward-looking information; please see Disclaimer on slide 2 Facil. Maint. Const. & Ind. (Preliminary) FY’18 FY’19 ’19 Selling Days ’18 Selling Days ’17 Selling Days Total ADS Growth VPY% Organic ADS Growth VPY% 6.0% 9.6% 7.1% 7.0% 9.2% 3.2% 6.0% 6.0% 7.9% (2.4%) 2.2% 3.0% 1.2% 15.1% 12.6% 8.5% 6.6% 9.7% 5.8% (2.4%) 11.6% 4.3% 2.8% 1.7% 1.0% 2.0% 1.6% 17.7% 19.4% 16.3% 14.6% 16.7% 10.3% 8.1% 8.8% 6.1% 0.2% 1.9% 2.1% 9.9% 10.9% 7.7% 6.8% 9.5% 4.3% 2.2% 8.6% Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May Jun. Jul. Aug.

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations 2 Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies Three Months Ended Aug. 4, 2019 Jul. 29, 2018 Net income $135 $131 Less income from discontinued operations, net of tax - 1 Income from continuing operations 135 130 Interest expense, net 28 35 Provision for income taxes 48 46 Depreciation and amortization 1 27 27 Restructuring charges - 2 Stock-based compensation 5 6 Acquisition and integration costs 2 - 1 Other 1 (1) Adjusted EBITDA $244 $246

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share ($ in millions, except share and per share amounts) 1 Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies Three Months Ended Aug. 4, 2019 Jul. 29, 2018 Net income $135 $131 Less income from discontinued operations, net of tax - 1 Income from continuing operations 135 130 Provision for income taxes 48 46 Cash paid for income taxes (6) (3) Amortization of acquisition-related intangible assets (other than software) 6 6 Restructuring charges - 2 Acquisition and integration costs1 - 1 Adjusted Net Income $183 $182 Weighted average common shares outstanding (in thousands) Basic 169,546 182,992 Diluted 170,057 183,822 Adjusted Net Income Per Share - Basic $1.08 $0.99 Adjusted Net Income Per Share - Diluted $1.08 $0.99

Reconciliation of Forecasted Range Net income to Adjusted EBITDA ($ in millions) Note: Contains forward looking information; please see Disclaimer on slide 2. Low End High End Low End High End Net income $130 $142 $450 $472 Interest expense, net 27 27 109 109 Provision for income taxes 47 50 158 166 Depreciation and amortization 27 27 111 111 Stock-based compensation 7 7 25 25 Other 2 2 2 2 Adjusted EBITDA $240 $255 $855 $885 Q3’19 FY’19

Reconciliation of Forecasted Range Net income to Adjusted net income (amounts in millions, except per share amounts) Note: Contains forward looking information; please see Disclaimer on slide 2. Low End High End Low End High End Net income $130 $142 $450 $472 Plus: Provision for income taxes 47 50 158 166 Less: Cash incomes taxes (24) (25) (53) (58) Plus: Amortization of acquisition - related intangible assets (other than software) 5 5 23 23 Other 2 2 2 2 Adjusted net income $160 $174 $580 $605 Diluted weighted average common shares outstanding 166 166 168 168 Net income per share - diluted $0.78 $0.86 $2.68 $2.81 Adjusted net income per share - diluted $0.96 $1.05 $3.45 $3.60 Q3’19 FY’19